UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 24, 2014
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 2.02     Results of Operations and Financial Condition.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of A. M. Castle & Co. (the “Company”) for the first quarter ended March 31, 2014, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated into this Item 2.02 by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 24, 2014. The final voting results of the Proposals submitted to a vote of the shareholders are set forth below:

Proposal 1: The following Class I director nominees were elected to the Board of Directors to serve a three-year term expiring at the 2017 annual meeting of stockholders or until their successors are duly elected and qualified. There were no abstentions with respect to this matter. The results of the voting for the election of Class I directors were as follows:

Nominee	Votes For	Votes Withheld
Terrence J. Keating	9,691,061	6,588,137
James D. Kelly	9,168,521	7,110,677
John McCartney	9,694,961	6,584,237

Director Broker Non-Vote: 3,352,426

Proposal 2: The Company's shareholders approved the advisory vote on executive compensation. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,734,603	1,433,525	110,070	3,352,426

Proposal 3: The Company's shareholders approved the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. There were no broker non-votes with respect to this matter. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained
19,559,254	69,075	3,295

Item 7.01     Regulation FD Disclosure.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

A. M. Castle & Co. (the “Company”), a global distributor of specialty metal and plastic products, value-added services and supply chain solutions, will present via live web cast its first quarter 2014 financial results on Tuesday, April 29, 2014 at 11:00 a.m. ET.  Copies of the slides containing financial and operating information to be used as part of the web cast are attached as Exhibit 99.2 to this Current Report and are incorporated by reference herein.

The call can be accessed via the internet live or as a replay. Those who would like to listen to the call may access the webcast through a link on the investor relations page of the Company's website at http://www.amcastle.com/investors/default.aspx or by calling (888) 517-2513 or (847) 619-6533 and citing code 9042182#. An archived version of the conference call webcast will be available for replay at the link above approximately three hours following its conclusion, and will remain available until the next earnings conference call. A replay of the conference call will also be available by calling (888) 843-7419 and (630) 652-3042 and citing code 9042182#.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit
Number	Description
99.1	Press Release, dated April 29, 2014.
99.2	Slide Presentation for First Quarter 2014 Financial Results webcast to be held on April 29, 2014.

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release.  Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy.  These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions.  These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

April 29, 2014	By:	/s/ Marec E. Edgar
Marec E. Edgar
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release, dated April 29, 2014.	EX-1-
99.2	Slide Presentation for First Quarter 2014 Financial Results webcast to be held on April 29, 2014.	EX-8-

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